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                                                                 EXHIBIT 10.26

                                TERM LOAN NOTE
                                --------------


Dallas, Texas                   $10,714,285.72                 September 1, 1995


       KEVCO, INC., a Texas corporation (the "Borrower"), for value received, promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("Lender"), at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of TEN MILLION SEVEN HUNDRED FOURTEEN THOUSAND TWO HUNDRED EIGHTY-FIVE AND 72/100 DOLLARS ($10,714,285.72), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

       Principal of and interest on the unpaid principal balance of Term Loan Advances under this Term Loan Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

       This Term Loan Note (a) is issued pursuant to and evidences Term Loan Advances under a Credit Agreement, dated as of June 30, 1995, among the Borrower, NationsBank of Texas, N.A., as Administrative Lender, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Term Loan Note when due, and (b) modifies and replaces that certain Term Loan Note dated as of June 30, 1995, in the original principal amount of $15,000,000 (the "Prior Note"), but does not extinguish the debt evidenced by the Prior Note. This Promissory Note is not intended as, and shall not be construed as, a novation of the debt evidenced by the Prior Note.

       Except as provided in the Credit Agreement, the Borrower and all endorsers, sureties and guarantors of this Term Loan Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intention to accelerate the maturity of this Term Loan Note, and all other notices of any kind, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Term Loan Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

       THIS TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT PURSUANT TO ARTICLE 5069-15.10(b), TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, IT IS AGREED THAT THE PROVISIONS OF
CHAPTER 15, TITLE 79, REVISED CIVIL
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STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS TERM
LOAN NOTE AND THE OTHER LOAN DOCUMENTS. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE EXCLUSIVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS.

       THIS TERM LOAN NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       KEVCO, INC.

                                       By:   /s/ Jerry E. Kimmel
                                          --------------------------------------
                                             Jerry E. Kimmel
                                             Chairman and President


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